UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2025

ALGORHYTHM HOLDINGS, INC.

(Exact name of registrant as specified in charter)

Delaware	001-41405	95-3795478
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6301 NW 5th Way, Suite 2900

Fort Lauderdale, FL 33309

(Address of principal executive offices) (Zip Code)

(954) 596-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RIME	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth ☐

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification of Rights to Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this report is incorporated herein by reference.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed on Form 8-K on January 13, 2025, Algorhythm Holdings, Inc. (the “Company”) held its annual stockholder meeting on January 13, 2025, at which stockholders voted to authorize the Company’s Board of Directors to effect a reverse stock split of the outstanding shares of common stock within one (1) year of January 13, 2025, at a specific ratio within a range of one-for-ten (1-for-10) to a maximum of a one-for-two hundred fifty (1-for-250) and to amend the Company’s Certificate of Incorporation, as amended, to increase the number of authorized common stock from 100,000,000 to 800,000,000 shares.

On January 14, 2025, the Company’s Board of Directors determined to effect the reverse stock split of the common stock at a 1-for-200 ratio (the “Reverse Split”) and approved the filing of a Certificate of Amendment (the “Certificate of Amendment”) to the Certificate of Incorporation, as amended, of the Company to effect the Reverse Split and to increase the Company’s authorized shares of common stock from 100,000,000 to 800,000,000.

On January 14, 2025, the Certificate of Amendment to effect the Reverse Split and increase the authorized shares of common stock, was filed with the Secretary of State of Delaware.

The reverse stock split has not yet taken effect in the public markets.

A copy of the Certificate of Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to the Certificate of Incorporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 17, 2025

ALGORHYTHM HOLDINGS, INC.

By:	/s/ Gary Atkinson
Gary Atkinson
Chief Executive Officer